UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549 ___________________
FORM 8-K
___________________

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): December 1, 2014
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Mission Broadcasting, Inc. (Exact Name of Registrant as Specified in its Charter) ___________________
Delaware (State or Other Jurisdiction of Incorporation)	333-62916-02 (Commission File Number)	51-0388022 (I.R.S. Employer Identification No.)
30400 Detroit Road, Suite 304
Westlake, Ohio 44145
(Address of Principal Executive Offices, including Zip Code)

(440) 526-2227
(Registrant’s Telephone Number, including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
___________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

❒Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
❒Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
❒Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
❒Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

On December 1, 2014, Mission Broadcasting, Inc. (“Mission”) and Nexstar Broadcasting, Inc. (“Nexstar Broadcasting”), an indirect wholly-owned subsidiary of Nexstar Broadcasting Group, Inc. (“NBG”) entered into amendments to each of their senior secured credit facilities. The main provisions of the amendments and related transactions are as follows:

•
Mission reallocated $60.0 million of its Term Loan A Facility to Nexstar Broadcasting.  There are no Term A Loans or commitments remaining for Mission. On October 31, 2014, Nexstar Broadcasting drew $60.0 million in Term A Loans and prepaid such amount on December 1, 2014.

•
Nexstar Broadcasting entered into a new sharing arrangement with Marshall Broadcasting Group, Inc. (“Marshall”) and in connection therewith (i) Marshall entered into a new credit facility (“Marshall Credit Agreement”) which consists of a $60.0 million term loan facility due in 2018 and a $2.0 million revolving loan facility due in 2017, (ii) Marshall agreed to guarantee all of Nexstar Broadcasting’s borrowings under its credit agreement for a period of no more than 5 years from December 1, 2014 and (iii) $2.0 million of revolving credit commitments were allocated from Nexstar Broadcasting to Marshall.

•
In addition, NBG and each of its direct and indirect subsidiaries agreed to guarantee all of Marshall’s borrowings under the Marshall Credit Agreement for a period of no more than 5 years from December 1, 2014.

The foregoing description is qualified in its entirety by reference to the text of the amendments, and the guarantee of the obligations under Nexstar Broadcasting’s credit agreement are qualified in their entirety by reference to the Marshall Credit Agreement, the Guaranty (Nexstar Obligations) dated as of December 1, 2014, and the Guaranty (Marshall Obligations) which are filed by NBG as exhibits 10.1, 10.2, 10.3, 10.4 and 10.5 respectively, in a Current Report on Form 8-K filed on December 5, 2014.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth above in Item 1.01 is incorporated into this Item 2.03 by reference.

Item 9.01 Financial Statements and Exhibits.

(d)    Exhibits

Exhibit No.	Description
10.1
Fifth Amendment to the Fifth Amended and Restated Credit Agreement, dated as of December 1, 2014, by and among Nexstar Broadcasting, Inc., Nexstar Broadcasting Group, Inc., Nexstar Finance Holdings, Inc., Bank of America, N.A. and the several banks parties thereto. (Incorporated by reference to Exhibit 10.1 to Current Report on Form 8-K (File No. 000-50478) filed by Nexstar Broadcasting Group, Inc. on December 5, 2014)

10.2
Fifth Amendment to the Fourth Amended and Restated Credit Agreement, dated as of December 1, 2014, by and among Mission Broadcasting, Inc., Bank of America, N.A. and the several banks parties thereto. (Incorporated by reference to Exhibit 10.2 to Current Report on Form 8-K (File No. 000-50478) filed by Nexstar Broadcasting Group, Inc. on December 5, 2014)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

MISSION BROADCASTING, INC.

	By:	/s/ Dennis Thatcher
Dated: December 5, 2014	Name:	Dennis Thatcher
	Title:	President and Treasurer

EXHIBIT INDEX

Exhibit No.	Description
10.1
Fifth Amendment to the Fifth Amended and Restated Credit Agreement, dated as of December 1, 2014, by and among Nexstar Broadcasting, Inc., Nexstar Broadcasting Group, Inc., Nexstar Finance Holdings, Inc., Bank of America, N.A. and the several banks parties thereto. (Incorporated by reference to Exhibit 10.1 to Current Report on Form 8-K (File No. 000-50478) filed by Nexstar Broadcasting Group, Inc. on December 5, 2014)

10.2
Fifth Amendment to the Fourth Amended and Restated Credit Agreement, dated as of December 1, 2014, by and among Mission Broadcasting, Inc., Bank of America, N.A. and the several banks parties thereto. (Incorporated by reference to Exhibit 10.2 to Current Report on Form 8-K (File No. 000-50478) filed by Nexstar Broadcasting Group, Inc. on December 5, 2014)